Trustee and Record Keeper	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Trustee and Record Keeper	TRUSTEE AND RECORDKEEPER

The funds of the Plan are maintained under a trust with the Trustee. The duties and authority of the Trustee are defined in the related Trust Agreement.

The recordkeeper of the Plan is Charles Schwab Retirement Plan Services. The duties of the recordkeeper include administration of the trust fund (including income there from) at the direction of the Trustee, and the payment of benefits and loans to Plan members, and the payment of expenses incurred by the Plan in accordance with instructions from the Plan Administrator and Trustee (with the option given to members to individually direct the investment of their interest in the Plan). The recordkeeper is also responsible for the maintenance of the individual member records and to provide statements to the members detailing their interest in the Plan.